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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 1999

                    PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-3
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             (Exact name of Registrant as specified in its charter)

Texas                                       0-14397           75-1991528
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(State or other jurisdiction of           (Commission      (I.R.S. Employer
incorporation or organization)            File Number)     Identification No.)

One Seaport Plaza, New York, New York               10292-0128
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-3500

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5. Other Events.

   Prudential-Bache Properties, Inc., George S. Watson and A. Starke Taylor, III, as general partners of Prudential-Bache/Watson & Taylor, Ltd.-3 (the 'Partnership'), have completed the liquidation of the Partnership's remaining assets. On May 14, 1999, the Partnership made final liquidating distributions of $12.15 - $19.78 per Unit (depending on the date of admission to the Partnership) to taxable Unitholders and $31.77 - $39.56 per Unit (depending on the date of admission to the Partnership) to tax-exempt Unitholders. These distributions represented the remaining cash of the Partnership after the sale of its last property and after payment of its remaining liabilities. As the distribution of these amounts to the Unitholders of the Partnership represented the final step in the liquidation of the Partnership, the general partners terminated the Partnership effective May 14, 1999.

Item 7. Financial Statements and Exhibits.

   (c) Exhibit 99 Letter to Unitholders of Prudential-Bache/Watson & Taylor, Ltd.-3
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prudential-Bache/Watson & Taylor, Ltd.-3
(Registrant)

By: Prudential-Bache Properties, Inc.
    General Partner

     By: /s/ Stephen A. Tolbert                          Date: May 14, 1999
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     Stephen A. Tolbert
     Vice President

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